UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2015

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LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

As previously disclosed in its reports filed with the SEC, on January 20, 2015, Life Partners Holdings, Inc. (the “Company”) filed a voluntary petition for relief (Case No. 15-40289) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”). On March 13, 2015, H. Thomas Moran II was appointed as Chapter 11 Trustee for the Company. On May 19, 2015, Life Partners, Inc. (“LPI”) and LPI Financial Services, Inc. (“LPIFS,” and together with the Company and LPI, the “Debtors”), each of which is a direct or indirect subsidiary of the Company, filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court (together with Company’s aforementioned case, the “Chapter 11 Cases”). LPI and LPIFS are operating as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On November 28, 2015, the Debtors filed with the Bankruptcy Court a proposed disclosure statement (the “Disclosure Statement”), including a Joint Plan of Reorganization by the Debtors (as further amended and supplemented from time to time, the “Plan”) and other related exhibits. Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of further amendments to the Plan, third-party actions, or otherwise. A copy of the Disclosure Statement, as filed with the Bankruptcy Court on November 28, 2015, is furnished herewith as Exhibit 99.1.

The Disclosure Statement includes certain exhibits which contain financial projections and other financial data and analyses prepared for purposes of the Chapter 11 Cases (the “Disclosure Statement Financial Information”). The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Disclosure Statement Financial Information, which is not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Disclosure Statement Financial Information has not been audited or reviewed by independent accountants. The Disclosure Statement Financial Information contains information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such Disclosure Statement Financial Information may not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Disclosure Statement Financial Information should not be viewed as indicative of future results. If the Plan described in the Disclosure Statement is consummated, the Company’s common stock will be extinguished and the holders of the common stock will not receive any consideration.

This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. Acceptances or rejections of the Plan may not be solicited until a disclosure statement has been approved by the Bankruptcy Court. The Disclosure Statement furnished on Exhibit 99.1 hereto has been submitted for approval, but has not been approved by the Bankruptcy Court, and may be revised to reflect events that occur after the date hereof but prior to Bankruptcy Court approval of the Disclosure Statement.

Limitation on Incorporation by Reference

The information in Item 7.01 of this Form 8-K, including the Exhibits described herein and furnished herewith, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K and the Exhibits furnished herewith shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing unless explicitly incorporated by reference therein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections, as well as the current beliefs and assumptions of the Company’s management. When used in this document, the words such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “may”, “predict”, “will”, “would”, “could”, “should”, “target” and similar expressions are forward-looking statements. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements. Although the Company believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plan of liquidation with respect to the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general; the length of time the Company will operate under the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases; increased legal costs related to the Chapter 11 Cases and other litigation; and other risks disclosed in the Company’s Annual Report on Form 10-K for the year ended February 28, 2014 and quarterly and current reports on Form 10-Q and 8-K filed with the U.S. Securities and Exchange Commission. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Disclosure Statement For Joint Plan of Reorganization Proposed by the Debtors on November 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: December 1, 2015	By:	/s/ Colette Pieper
Colette Pieper
Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit
99.1	Disclosure Statement For Joint Plan of Reorganization Proposed by the Debtors on November 28, 2015.